Phase 1 Open Label, Dose Escalation Study of
RXDX-101, an Oral Pan-Trk, ROS1, and ALK
Inhibitor, in Patients with Advanced Solid
Tumors with Relevant Molecular Alterations
Filippo G. De Braud
1
, Lorenzo Pilla
1
, Monica Niger
1
, Silvia
Damian
1
, Benedetta Bardazza
1
, Antonia Martinetti
1
, Giuseppe
Pelosi
1
, Giovanna Marrapese
2
, Laura Palmeri
2
, Giulio Cerea
2
,
Emanuele Valtorta
2
, Silvio Veronese
2
, Andrea Sartore-Bianchi
2
,
Elena Ardini
3
, Marcella Martignoni
4
, Arturo Galvani
3
, Paul
Pearson
5
, David Luo
5
, James L. Freddo
5
,
and Salvatore Siena
2
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS),
NMS Group, Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
Exhibit 99.2

Disclosures
Consultant or Advisory Role
Research Funding
Presented by: Filippo De Braud
• Novartis ; Servier ; Amgen ; Pierre Fabre
• Bristol-Myers Squibb ; Boehringer Ingelheim;
• Roche
• Nerviano Medical Sciences; Novartis ; Servier ; Amgen ;
Pierre Fabre; Bristol-Myers Squibb ; Boehringer
Ingelheim; Roche

RXDX-101: Next Generation Kinase Inhibitor
RXDX-101 is a potent, selective, orally available ATP-competitive inhibitor of 5 target oncogenic drivers
In vitro, RXDX-101 demonstrates inhibition of targets as well as downstream effectors in the MAPK and PI3K/AKT pathways
-
Active against the most common ALK mutants responsible for crizotinib resistance
In vivo, RXDX-101 demonstrates tumor eradication and tumor growth inhibition in multiple models
- Crosses the blood brain barrier, enabling targeting of CNS lesions
3
Target TrkA TrkB TrkC ROS1 ALK
IC50 (nM) 1.7 0.1 0.1 0.2 1.6
Presented by: Filippo De Braud

Trk Signaling:
Activation Drives Cell Growth and Survival
Brodeur GM, et al. Clin Cancer Res 2009
NTRK1
encodes the TrkA receptor tyrosine kinase
Trk family of neurotrophin receptors (TrkA, TrkB, TrkC) play a role in development of the central and peripheral nervous system
4
Presented by: Filippo De Braud
TrkA activates
PI3K/AKT, PKC and
ERK1/2 pathways,
which promote cell
growth and survival

Trk Rearrangements in Human Malignancy
TM Kinase Domain
NTRK1
MPRIP-NTRK1
CD74-NTRK1
NSCLC
TPM3-NTRK1
TFG-NTRK1
TPR-NTRK1
Papillary Thyroid
Cancer
TPM3-NTRK1
Colorectal Cancer
Presented by: Filippo De Braud
5
NTRK1, NTRK2 or NTRK3 fusions have also been identified
in Glioblastoma, AML and secretory breast cancer

RXDX-101:  Robust Activity In Vitro and In Vivo
against TrkA Rearranged Colorectal Cancer
6
KM-12 is a human CRC line driven by a constitutively active TrkA fusion protein
RXDX-101 potently inhibits TrkA phosphorylation and downstream signaling
RXDX-101 induces in vivo tumor regression and durable tumor stabilization
Continuous dosing treatments started at
Day 9, bid; 21 treatments completed
Presented by: Filippo De Braud

NCI-H2228 (ALK-driven NSCLC) cells were injected intracranially;
Mice were treated orally with RXDX-101 at 120 mg/kg BID for 10 days
RXDX-101 Effective in
NSCLC Brain Metastases Model
7
RXDX-101
120 mg/kg os BID
Vehicle
Presented by: Filippo De Braud
Pre-Treatment After 10 D of treatment
Median
Survival
Control 33.5 days
RXDX-101 56.5 days
P-value: <5x10e
-4

ALKA-372-001: Phase I Dose Escalation Study of
RXDX-101 in Adult Patients with Advanced Solid Tumors
• Patient population: advanced metastatic solid tumors, with alterations to TrkA, ROS1 or ALK
• Dosing schedule: oral administration once daily 4 days a
week (4 days on, 3 days off) for 3 consecutive weeks
followed by 1 week of rest, repeated in  28 day cycles
• Dose cohorts: 100, 200, 400, 800, 1200, 1600 mg/m
2
• Primary objectives: DLT, MTD, RP2D
• Secondary objectives: safety, PK, antitumor activity by
RECIST
• N= 20 enrolled, 19 dosed
Presented by: Filippo De Braud

Demographics and Baseline Characteristics Presented by: Filippo De Braud

* 7 had failed prior treatment w/ crizotinib Histology and Molecular Alteration Presented by: Filippo De Braud

Most Common Adverse Events* * Frequency > 20% Presented by: Filippo De Braud

Grade 3 / 4 Adverse Events * Possibly drug related No DLT observed at any dose level No drug related SAEs Presented by: Filippo De Braud

RXDX-101 Steady State PK Profile
Suitable for Once Daily Dosing
Exposure to RXDX-101
increased in an
approximate dose
proportional manner up
to doses of 800 mg/m
2
Mean plasma half-life
ranged from 17- 44
hours
Presented by: Filippo De Braud

Observed Clinical Responses in Each of TrkA, ROS1 and ALK Patients * Confirmed PR Presented by: Filippo De Braud 13 additional patients had progressive disease

Presented by: Filippo De Braud
Partial Response in Patient with
TrkA Rearranged Colorectal Cancer
Patient screened and treated at Ospedale Niguarda Ca’ Granda, Milan, Italy
Cycle 1
April 23, 2014
Pre Treatment
March 20, 2014

Partial Response in Patient with ALK+ Neuroblastoma Presented by: Filippo De Braud Cycle 15 Dose escalated to 1200 mg/m 2 Pre Treatment February 5, 2013 April 14, 2014

RXDX-101: Novel Multi-Kinase Inhibitor with
Promising Early Clinical Data
• RXDX-101 is a potent, selective inhibitor of key oncogenic kinases: Trk family, ROS1 and ALK
• Observed partial responses in patients with each of TrkA,
ROS1 and ALK alterations
• Well tolerated at doses up to 1600 mg/m
2
on an
intermittent schedule
• PK profile suitable for appropriate target coverage with
once daily dosing
• Currently testing continuous daily dosing
Presented by: Filippo De Braud

Acknowledgements
• Participating patients and their families
• Fondazione IRCCS Istituto Nazionale dei Tumori,
Milan, Italy
• Ospedale Niguarda Ca' Granda
(PI: Salvatore Siena, MD), Milan, Italy
• Nerviano Medical Sciences, Nerviano, Italy
• Clinical Organization for Strategies & Solutions
• Ignyta, Inc., San Diego, CA
Presented by: Filippo De Braud